UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55782	32-0506267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2021, InPoint Commercial Real Estate Income, Inc. (the “Company”) and InPoint REIT Holdings, LLC entered into Amendment No. 2 to the Limited Partnership Agreement of InPoint REIT Operating Partnership, LP (“Amendment No. 2”). Amendment No. 2 establishes and sets forth the terms of a new series of ownership interest designated as “Series A Preferred Units” and makes certain related amendments in connection with the issuance by the Company of the Series A Preferred Stock (as defined below).

A copy of Amendment No. 2 is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), and the information in Amendment No. 2 is incorporated into this Item 1.01 by this reference. The above description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2 incorporated by reference into this Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has filed Articles Supplementary classifying 4,025,000 shares of the Company’s authorized preferred stock as “6.75% Series A Cumulative Redeemable Preferred Stock” (the “Series A Preferred Stock”) with the Maryland State Department of Assessments and Taxation (the “Articles Supplementary”). The Articles Supplementary became effective on September 22, 2021. A description of the material terms of the Series A Preferred Stock, as contained within the Articles Supplementary, is set forth below:

Issuer:	InPoint Commercial Real Estate Income, Inc.

Security:	6.75% Series A Cumulative Redeemable Preferred Stock

No Maturity:	Perpetual (unless redeemed by the Company on or after September 22, 2026 or pursuant to its special optional redemption right, repurchased by the Company in the open market or converted by an investor in connection with a Change of Control (as defined below))

Liquidation Preference:	$25.00 per share

Dividend Rate:

Holders of Series A Preferred Stock will be entitled to receive cumulative cash dividends on the Series A Preferred Stock at the rate of 6.75% per annum (the “Initial Rate”) of the $25.00 per share liquidation preference, which is equivalent to $1.6875 per annum per share.

If a Change of Control occurs on or prior to September 22, 2022, the Company will thereafter accrue cumulative cash dividends on each then-outstanding share of Series A Preferred Stock at a rate equal to (a) the dividend rate in effect immediately prior to the Change of Control, plus (b) an additional 1.00% of the liquidation preference per annum.

If a Downgrade Event (as defined below) occurs, the Company will thereafter accrue cumulative cash dividends on each then-outstanding share of Series A Preferred Stock at a rate equal to (a) the dividend rate in effect immediately prior to the Downgrade Event, plus (b) 0.25% of the liquidation preference per annum, subject to a maximum annual dividend rate equal to the Maximum Rate (as defined below) while the Series A Preferred Stock remains outstanding. If, subsequent to the occurrence of a Downgrade Event that results in an increase in the dividend rate in effect immediately prior to such Downgrade Event, an Upgrade Event (as defined below) occurs, the Company will thereafter accrue cumulative cash dividends on each then-outstanding share of Series A Preferred Stock at a rate equal to (a) the dividend rate in effect immediately prior to the Upgrade Event, minus (b) 0.25% of the liquidation preference per annum; provided, however, that in no event will the Company accrue cash dividends at a rate lower than the Initial Rate.

If any shares of Series A Preferred Stock are outstanding after September 22, 2026, beginning on September 30, 2026, the Company will thereafter accrue cumulative cash dividends on each then-outstanding share of Series A Preferred Stock at a rate equal to (a) the dividend rate in effect on September 22, 2026, plus (b) an additional 1.00% of the liquidation preference per annum, which will increase by an additional 1.00% of the liquidation preference per annum on September 30 each year thereafter, subject to a maximum annual dividend rate equal to the Maximum Rate while the Series A Preferred Stock remains outstanding.

A “Downgrade Event” shall be deemed to have occurred if either (i) the Applicable Ratings Agency (as defined in the Articles Supplementary) downgrades the credit rating assigned to the Series A Preferred Stock to below Investment Grade (as defined in the Articles Supplementary), or (ii) in the case where there is only one Ratings Agency (as defined in the Articles Supplementary) rating the Series A Preferred Stock, such Ratings Agency ceases to rate the Series A Preferred Stock or fails to make a rating of the Series A Preferred Stock publicly available.

An “Upgrade Event” shall be deemed to have occurred if, subsequent to the occurrence of a Downgrade Event that results in an increase in the dividend rate in effect immediately prior to such Downgrade Event, the Applicable Rating Agency subsequently increases its rating of the Series A Preferred Stock to Investment Grade or an Applicable Rating Agency subsequently issues an initial rating of the Series A Preferred Stock at Investment Grade.

“Maximum Rate” shall mean 10.00%.

Dividend Payment Dates:	Dividends on the Series A Preferred Stock will be payable quarterly in arrears on or about March 30, June 30, September 30 and December 30, of each year. The first dividend on the Series A Preferred Stock will be paid on December 30, 2021, will cover the period from and including September 22, 2021 to, but not including, December 30, 2021 and will be in the amount of $0.459375 per share.

Optional Redemption:	The Company may not redeem the Series A Preferred Stock prior to September 22, 2026, except as described below under “Special Optional Redemption” and in limited circumstances relating to maintaining the Company’s qualification as a real estate investment trust. On and after September 22, 2026, upon no fewer than 30 days’ nor more than 60 days’ written notice, the Company may, at its option, redeem the Series A Preferred Stock, in whole or from time to time in part at a price of $25.00 per share of Series A Preferred Stock plus an amount equal to accrued and unpaid dividends (whether or not declared), if any.

Special Optional Redemption:	In the event of a Change of Control, the Company may, at its option, exercise its special optional redemption right to redeem the Series A Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred by paying $25.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the date of redemption (other than any dividend with a record date before the applicable redemption date and a payment date after the applicable redemption date, which will be paid on the payment date notwithstanding prior redemption of such shares). To the extent that the Company exercises its redemption right relating to the shares of Series A Preferred Stock, the holders of Series A Preferred Stock will not be permitted to exercise the conversion right described below in respect of their shares called for redemption.

Change in Control Conversion Rights:	Except to the extent that the Company has elected to exercise its optional redemption right or its special optional redemption right by providing a notice of redemption prior to the Change of Control Conversion Date (as defined below), beginning on the first anniversary of the first date on which any shares of Series A Preferred Stock are issued, upon the occurrence of a Change of Control, each holder of shares of Series A Preferred Stock will have the right to convert some or all of the Series A Preferred Stock held by such holder on the Change of Control Conversion Date into a number of the Company’s shares of Class I common stock per share of Series A Preferred Stock to be converted equal to the lesser of:

•   the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Series A Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price; and

•   2.4665 (the “Share Cap”), subject to certain adjustments subject, in each case, to provisions for the receipt of alternative consideration upon conversion as described in the Articles Supplementary.

If the Company has provided a redemption notice with respect to some or all of the Series A Preferred Stock, holders of any shares of Series A Preferred Stock that the Company has called for redemption will not be permitted to exercise their Change of Control Conversion Right in respect of any of their shares of Series A Preferred Stock that have been called for redemption, and any Series A Preferred Stock subsequently called for redemption that has been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date.

Except as provided above in connection with a Change of Control, the Series A Preferred Stock is not convertible into or exchangeable for any other securities or property.

A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series A Preferred Stock when the following have occurred and are continuing:

•   the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of capital stock the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all the Company’s capital stock that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•   following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or ADRs representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE American or Nasdaq, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or Nasdaq.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of the Company’s Class I common stock is solely cash, the amount of cash consideration per share of the Company’s Class I common stock or (ii) if the consideration to be received in the Change of Control by holders of the Company’s Class I common stock is other than solely cash (x) the average of the closing sale prices per share of the Company’s Class I common stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Company’s common stock is then traded, or (y) where no closing sale prices are available, the average of the last quoted bid prices for the Company’s common stock in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Company’s common stock is not then listed for trading on a U.S. securities exchange, or (z) where no closing sales prices or quoted bid prices are available, the most recently determined NAV per share of the Company’s Class I common stock immediately preceding, but not including, the effective date of the Change of Control, as determined in good faith by the Company’s board of directors. If no Common Stock Price is available, each holder will receive a number of shares of the Company’s Class I common stock equal to the Share Cap in exchange for each share of Series A Preferred Stock.

The “Change of Control Conversion Date” will be a business day selected by the Company that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control.

The summary set forth above is qualified in its entirety by reference to the copy of the Articles Supplementary included as an exhibit to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 2021.

Item 7.01. Regulation FD Disclosure.

On September 22, 2021, the Company issued a press release announcing the closing of its previously announced public underwritten offering of the Series A Preferred Stock. A copy of the press release is attached as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.5	Articles Supplementary designating the Series A Preferred Stock (incorporated by reference to Exhibit 3.5 to the Company’s Form 8-A filed on September 22, 2021)

4.1	Form of certificate representing the Series A Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed on September 22, 2021)

5.1	Opinion of Venable LLP regarding the legality of the Series A Preferred Stock (incorporated by reference to Exhibit 5.1 to the Company’s Registration Statement on Form S-11MEF filed on September 15, 2021)

10.1	Amendment No. 2 to Limited Partnership Agreement of InPoint REIT Operating Partnership, LP, dated September 22, 2021

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto)

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date: September 22, 2021	By:	/s/ Catherine L. Lynch
Catherine L. Lynch
Chief Financial Officer